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                                                                    EXHIBIT 10.5

                     [USA WASTE SERVICES, INC. LETTERHEAD]

June 22, 1996                                                 Duplicate Original



Sanifill, Inc.
2777 Allen Parkway, Suite 700
Houston, Texas 77019

Gentlemen:

In connection with the Agreement and Plan of Merger dated June 22, 1996, by and among USA Waste Services, Inc., Quatro Acquisition Corp. and Sanifill, Inc. (the "Merger Agreement;" terms used in this letter agreement and not otherwise defined herein are used as defined in the Merger Agreement), we agree that the provisions of the Surviving Corporation's Certificate of Incorporation at the Effective Time governing indemnification of directors and officers and related matters shall be identical to the provisions governing such matters set forth in the Certificate of Incorporation of Parent on the date hereof.

Very truly yours,

USA WASTE SERVICES, INC.

 /s/ JOHN E. DRURY
- -----------------------------------------------
By:  John E. Drury
Its: Chief Executive Officer


ACCEPTED AND AGREED TO THIS 22nd Day of June, 1996.

SANIFILL, INC.

 /s/ R R PROTO
- -----------------------------------------------
By:  Rodney R. Proto
Its: President